Exhibit 10.1

                           RUBICON MEDICAL CORPORATION
                                 2001 STOCK PLAN



         1. Purposes of the Plan. The purposes of this Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant of an Option and subject to the applicable provisions of Section 422 of the Code and the regulations promulgated thereunder. Stock Purchase Rights may also be granted under the Plan.

         2. Definitions. As used herein, the following definitions shall apply:

              (a) "Administrator" means the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

              (b) "APB 25" means Opinion 25 of the Accounting Principles Board, as amended, and any successor thereof.

              (c) "Applicable Laws" means the legal requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are, or will be, granted under the Plan.

              (d) "Board" means the Board of Directors of the Company.

              (e) "Cause" means "cause" under applicable state law, as interpreted by the Administrator, and may include, if so determined by the Administrator, breaches of the Company's policies as set forth in the Company's employee handbook, as amended from time to time.

              (f) "Code" means the Internal Revenue Code of 1986, as amended.

              (g) "Committee" means a Committee appointed by the Board in accordance with Section 4 of the Plan.

              (h) "Common Stock" means the Common Stock of the Company.

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              (i)  "Company"  means  Rubicon  Medical  Corporation,  a  Delaware corporation.

              (j) "Consultant" means (i) any natural person who is engaged by the Company or any Parent or Subsidiary to render bona fide consulting or advisory services, which services (x) are not in connection with the offer and sale of securities in a capital raising transaction and (y) do not directly or indirectly promote or maintain a market for the Company's securities, and is compensated for such services, and (ii) any Director whether compensated for such services or not. If the Company registers any class of any equity security pursuant to the Exchange Act, the term Consultant shall thereafter not include Directors who are not compensated for their services or are paid only a Director's fee by the Company.

              (k) "Continuous Status as an Employee or Consultant" means that the employment or consulting relationship with the Company, any Parent or Subsidiary is not interrupted or terminated. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave approved by an authorized representative of the Company. For purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract, including Company policies. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 91st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.

              (l) "Director" means a member of the Board of Directors of the Company.

              (m) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

              (n) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

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              (o) "Fair Market Value" means, as of any date, the value of Common
Stock determined as follows:

                   (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the NASDAQ National Market or The NASDAQ SmallCap Market of The NASDAQ Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                   (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination; or

                   (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

              (p) "FASB" means the Financial Accounting Standards Board.

              (q) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

              (r) "Matured Shares" means Shares that had been held by the Optionee for a meaningful period of time such as six months or such other period of time that is consistent with FASB's interpretation of APB 25.

              (s) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

              (t) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

              (u) "Option" means a stock option granted pursuant to the Plan.

              (v) "Optioned Stock" means the Common Stock subject to an Option or a Stock Purchase Right.


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              (w)  "Optionee"  means an Employee or  Consultant  who receives an
Option or Stock Purchase Right.

              (x)  "Parent"  means  a  "parent   corporation,"  whether  now  or
hereafter existing, as defined in Section 424(e) of the Code.

              (y) "Plan" means this 2001 Stock Plan.

              (z) "Qualified Note" means a recourse note, with a fixed rate of interest equal to or greater than the market rate at the time of exercise, that may, at the discretion of the Administrator, be secured by the Optioned Stock or otherwise.

              (aa) "Restricted Stock" means shares of Common Stock acquired pursuant to a grant of a Stock Purchase Right under Section 11 below.

              (bb) "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3.

              (cc) "Section 16(b)" means Section 16(b) of the Exchange Act.

              (dd) "Section 280G Approval" means the shareholder approval obtained in compliance with the requirements of Code ss. 280G(b)(5)(B), as amended, and any successor thereof, and the regulations or proposed regulations promulgated thereunder, as determined by the Administrator in its sole discretion.

              (ee) "Share" means a share of the Common Stock, as adjusted in accordance with Section 12 below.

              (ff) "Stock Purchase Right" means a right to purchase Common Stock pursuant to Section 11 below.

              (gg) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

         3. Stock Subject to the Plan. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares which may be subject to Options and sold under the Plan is 6,000,000 Shares. No person may be granted (in any calendar year) Options to purchase more than 6,000,000 Shares (subject to adjustment pursuant to Section 12 below). The foregoing sentence is an annual limitation on grants and not a cumulative limitation. Any Option repriced during

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a year shall count against this annual limitation.  The Shares may be authorized but unissued, or reacquired Common Stock.

         If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an option exchange program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). However, Shares that have actually been issued under the Plan, upon exercise of either an Option or Stock Purchase Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan. Notwithstanding the foregoing, the maximum number of Shares that may be issued pursuant to Incentive Stock Options under this Plan may not exceed 6,000,000 Shares.

         4. Administration of the Plan.

              (a) Initial Plan Procedure. Prior to the date, if any, upon which the Company becomes subject to the Exchange Act, the Plan shall be administered by the Board or a Committee appointed by the Board.

              (b) Plan Procedure After the Date, if any, upon Which the Company becomes Subject to the Exchange Act.

                     (i)  Multiple   Administrative  Bodies.  The  Plan  may  be
administered by different Committees with respect to different groups of service providers.

                     (ii) Section 162(m) To the extent that the Administrator determines that it is desirable to qualify awards as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

                     (iii) Rule 16b-3 To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

              (c) Powers of the Administrator. Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, including the approval, if required, of any stock exchange upon which the Common Stock is listed, the Administrator shall have the authority in its discretion:

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                     (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(o) of the Plan;

                     (ii) to select the Consultants and Employees to whom Options and Stock Purchase Rights may from time to time be granted hereunder;

                     (iii) to determine whether and to what extent Options and Stock Purchase Rights or any combination thereof are granted hereunder;

                     (iv) to determine the number of Shares to be covered by each such award granted hereunder;

                     (v) to approve forms of agreement for use under the Plan;

                     (vi) to determine the terms and conditions of any award granted hereunder;

                     (vii) to determine whether and under what circumstances an Option may be settled in cash under subsection 9(g) instead of Common Stock;

                     (viii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option has declined since the date the Option was granted;

                     (ix) to prescribe, amend and rescind rules and regulations relating to the Plan;

                     (x)  to  provide  for  conditions  and  assurances   deemed
necessary or advisable to protect the interests of the Company;

                     (xi)  to  make  all  other   determinations   necessary  or
advisable for the administration of the Plan, to the extent not contrary to the explicit provisions of the Plan; and

                     (xii) to construe and interpret the terms of the Plan, awards granted pursuant to the Plan and option, stock purchase, exercise or other agreements entered into pursuant to the Plan.


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              (d)   Effect   of   Administrator's   Decision.   All   decisions,
determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options or Stock Purchase Rights.

              (e) Uniformity of Administrator's Decision. The Administrator's decisions and determinations under the Plan need not be uniform and may be made selectively among Optionees whether or not such Optionees are similarly situated.

              (f) Delegation of Administrator's Authority. The Administrator may, in its discretion, delegate to others responsibilities to assist in administering the Plan.

         5. Eligibility.

              (a) Nonstatutory Stock Options and Stock Purchase Rights may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option or Stock Purchase Right may, if otherwise eligible, be granted additional Options or Stock Purchase Rights.

              (b) Each Option shall be designated in the written option agreement entered into pursuant to Section 17 hereof ("Option Agreement") as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this
Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

              (c) Neither the Plan nor any Option or Stock Purchase Right shall confer upon any Optionee any right with respect to continuation of his or her employment or consulting relationship with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

         6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company, as described in Section 18 of the Plan. It shall continue in effect for a term of ten (10) years beginning on the date of adoption, unless sooner terminated under Section 14 of the Plan.

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         7. Term of Option.  The term of each Option shall be the term stated in the Option Agreement; provided, however, that the term shall be no more than ten
(10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

         8. Option Exercise Price and Consideration.

              (a) The per share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

                     (i) In the case of an Incentive Stock Option

                         (A) granted to an Employee who, at the time of grant of
such Option, owns stock representing more than ten percent (10%) of the total voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                         (B)  granted  to any  other  Employee,  the  per  Share
exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                     (ii) In the case of a Nonstatutory Stock Option granted to any person, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

              (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). Such consideration may consist of (1) cash,
(2) check, (3) Qualified Note, (4) Matured Shares which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (5) delivery of a properly executed exercise notice together with such other documentation as the Administrator and a broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, or (6) any combination of the foregoing methods of payment. In

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making  its  determination  as to the  type  of  consideration  to  accept,  the
Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

         9. Exercise of Option.

              (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

                     An Option may not be exercised for a fraction of a Share.

                     An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 8(b) hereof. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote, receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 12 hereof.

                     Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

              (b) Termination of Employment or Consulting Relationship. In the event of termination (other than for Cause, as a result of disability, as defined in subsection 9(c) below, or death) of an Optionee's Continuous Status as an Employee or Consultant (but not in the event of an Optionee's change of status from Employee to Consultant (in which case an Employee's Incentive Stock Option shall automatically convert to a Nonstatutory Stock Option on the date three (3) months and one day following such change of status) or from Consultant to Employee), such Optionee may, but only within such period of time as is determined by the Administrator, of at least thirty (30) days, with such determination in the case of an Incentive Stock Option not exceeding three (3) months after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent that the Optionee was entitled to exercise it at the date of such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of such

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termination,  or if the Optionee  does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

              (c) Disability of Optionee. In the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of his or her disability, the Optionee may, but only within twelve (12) months from the date of such termination (and in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. If such disability is not a "disability" as such term is defined in Section 22(e)(3) of the Code, in the case of an Incentive Stock Option such Incentive Stock Option shall automatically cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option on the day three months and one day following such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of termination, or if the Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

              (d) Death of Optionee. In the event of the death of an Optionee, the Option may be exercised at any time within twelve (12) months following the date of death (and in no event later than the expiration date of the term of such Option as set forth in the Option Agreement) by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option on the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If, after the Optionee's death, the Optionee's estate or a person who acquires the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

              (e) Termination For Cause. In the event an Optionee's Continuous Status as an Employee or Consultant is terminated for Cause, all unexercised Options shall automatically be canceled, whether or not vested, effective upon such termination, without the necessity of any further action by the Company.

              (f) Rule 16b-3. Options granted to persons subject to Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such

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additional  conditions or restrictions as may be required  thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

              (g) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

         10. Non-Transferability of Options and Stock Purchase Rights. Options and Stock Purchase Rights may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

         11. Stock Purchase Rights.

              (a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. The purchase price for the Shares subject to the grant shall be the fair Market Value of the Shares at the time of grant. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid, and the time within which such person must accept such offer, which shall in no event exceed sixty (60) days from the date upon which the Administrator makes the determination to grant the Stock Purchase Right. The offer shall be accepted by execution of a Restricted Stock purchase agreement in the form determined by the Administrator. Shares purchased pursuant to the grant of a Stock Purchase Right shall be referred to herein as "Restricted Stock."

              (b) Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or disability). The purchase price for Shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Administrator may determine. The repurchase option must be exercised for cash or cancellation of purchase money indebtedness for the Shares within 90 days of the termination of service.

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              (c) Other  Provisions.  The Restricted  Stock  purchase  agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock purchase agreements need not be the same with respect to each purchaser.

              (d) Rights as a Shareholder. Once the Stock Purchase Right is exercised, the purchaser shall have rights equivalent to those of a shareholder and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 12 of the Plan.

         12. Adjustments Upon Certain Changes.

              (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option or Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common
Stock resulting from a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive; provided, however, that the Board shall make such adjustment so that the adjustment shall not result in an accounting consequence under APB 25 and FASB Interpretation No. 44, as amended, or any successors thereto. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

              (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the

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Administrator  may provide that any Company  repurchase option applicable to any
Shares purchased upon exercise of an Option shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Purchase Right shall terminate immediately prior to the consummation of such proposed action.

              (c) Change in  Control,  Merger or Asset  Sale.  In the event more than fifty percent (50%) of the Company's voting power is transferred in any transaction or series of transactions, the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. Notwithstanding the foregoing, no such acceleration of vesting or exercisability shall occur to the extent that such acceleration would, after taking into account any other payments in the nature of compensation to which the Optionee would have a right to receive from the Company and any other person contingent upon the occurrence of such merger or sale, result in a "parachute payment" as defined in Section 280G(b)(2) of the Code. If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option or Stock Purchase Right shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common

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stock of the successor  corporation or its Parent,  the Administrator  may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets; provided, however, that the Administrator shall satisfy the requirements of Code ss. 424(h)(3).

         13. Time of Granting Options and Stock Purchase Rights. The date of grant of an Option or Stock Purchase Right shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Employee or Consultant to whom an Option or Stock Purchase Right is so granted within a reasonable time after the date of such grant.

         14. Amendment and Termination of the Plan.

              (a) Amendment and Termination. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of the NASD or an established stock exchange), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required. Notwithstanding the foregoing, the consent of the Optionee or holder of a Stock Purchase Right shall not be required with respect to any amendment or alteration made by the Board to comply with any Applicable Laws, NASD or stock exchange rule, or intended accounting treatment.

              (b) Effect of  Amendment  or  Termination.  Except as  provided in
Section 14(a) above, any such amendment or termination of the Plan shall not affect Options or Stock Purchase Rights already granted, and such Options and Stock Purchase Rights shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

         15. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law,

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including,  without  limitation,  the  Securities  Act of 1933, as amended,  the
Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

              As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

         16. Reservation of Shares. The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

              The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         17. Agreements. Options and Stock Purchase Rights shall be evidenced by written agreements in such form as the Administrator shall approve from time to time. The Administrator may at any time amend any such agreement, but no amendment shall be made which would impair the rights of any Optionee under the grant theretofore made, without his or her consent.

         18. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under Applicable Laws and the rules of any stock exchange upon which the Common Stock is listed.

         19. Information to Optionees and Purchasers. The Company shall provide to each Optionee and to each individual who acquires Shares pursuant to the Plan, not less frequently than annually during the period such Optionee or purchaser has one or more Options or Stock Purchase Rights outstanding, and, in the case of an individual who acquires Shares pursuant to the Plan, during the period such individual owns such Shares, copies of annual financial statements.

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The Company  shall not be required to provide such  statements  to key employees whose duties in connection with the Company assure their access to equivalent information.

         20. Withholding.

              (a) Withholding Requirements. The Company's obligations under the Plan shall be subject to the satisfaction of all applicable federal, state and local income and employment tax withholding requirements. Such federal, state and local income and employment taxes imposing withholding obligations on the company shall be referred to as "Taxes."

              (b) Using Shares. The Administrator may, in its discretion, provide any or all holders of Options or Stock Purchase Rights under the plan with the right to use Shares in satisfaction of all or part of the taxes incurred by such holders in connection with the exercise of their rights under the Plan; provided, however, that this form of payment shall be limited to the withholding amount calculated using the minimum statutory rates. Such right may be provided to any holder in either or both of the following formats:

                     (i) Stock Withholding. The election to have the Company withhold, from the Shares otherwise issuable upon the exercise of such rights, a portion of the Shares with an aggregate Fair Market Value equal to the Taxes calculated using minimum statutory rates.

                     (ii) Stock Delivery. The election to deliver to the Company, at the time the Option is exercised or the Taxes are otherwise triggered, Shares previously acquired by such holder (other than in connection with the Option exercise or other event triggering the Taxes) with a Fair Market Value equal to the Taxes calculated using the minimum statutory rates.

         21. Governing Law. This Plan, and the agreements entered into pursuant to this Plan, shall be governed by and construed in accordance with the laws of the State of Utah excluding that body of law pertaining to conflicts of law.


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